RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
Relationship with IAC post IPO
In connection with the IPO, the Company entered into certain agreements relating to our relationship with IAC after the IPO. These agreements include a master transaction agreement; an investor rights agreement; a tax sharing agreement; a services agreement; an employee matters agreement and a subordinated loan agreement.
For the year ended December 31, 2016 and for the period from the date of the IPO through December 31, 2015, the Company was charged $11.8 million and $0.7 million, respectively, by IAC for services rendered pursuant to a services agreement. These amounts were paid in full by the Company at December 31, 2016 and 2015, respectively. The Company entered into a sublease arrangement in a data center with an IAC subsidiary prior to the IPO; the Company paid this IAC subsidiary approximately $1.2 million for the year ended December 31, 2016.
Master Transaction Agreement
The master transaction agreement sets forth the agreements between IAC and the Company regarding the principal transactions necessary to separate our business from IAC, as well as govern certain aspects of our relationship with IAC post IPO. Under the master transaction agreement, the Company agrees to assume all of the assets and liabilities related to its business and agrees to indemnify IAC against any losses arising out of any breach by the Company of the master transaction agreement or the other transaction related agreements described below. IAC also agrees to indemnify the Company against losses arising out of any breach by IAC of the master transaction agreement or any of the other transaction related agreements.
Investor Rights Agreement
Under the investor rights agreement, the Company provides IAC with (i) specified registration and other rights relating to its shares of our common stock and (ii) anti-dilution rights. See "Note 10—Shareholders' Equity" for additional information on the anti-dilution rights.
Tax Sharing Agreement
The tax sharing agreement governs the rights, responsibilities, and obligations of the Company and IAC with respect to tax liabilities and benefits, entitlements to refunds, preparation of tax returns, tax contests and other tax matters regarding U.S. federal, state, local and foreign income taxes. Under the tax sharing agreement, the Company is generally responsible and required to indemnify IAC for: (i) all taxes imposed with respect to any consolidated, combined or unitary tax return of IAC or one of its subsidiaries that includes the Company or any of our subsidiaries to the extent attributable to the Company or any of our subsidiaries, as determined under the tax sharing agreement, and (ii) all taxes imposed with respect to any of the Company's subsidiaries’ consolidated, combined, unitary or separate tax returns.
At December 31, 2016, the Company had a tax receivable of $9.0 million due from IAC pursuant to the tax sharing agreement, which is included in "Other current assets" in the accompanying consolidated balance sheet. Payments made to IAC during 2016 pursuant to this agreement were $19.9 million.
Services Agreement
The services agreement governs services that IAC provides to the Company including, among others: (i) assistance with certain legal, finance, internal audit, treasury, information technology support, insurance and tax affairs, including assistance with certain public company reporting obligations; (ii) payroll processing services; (iii) tax compliance services; and (iv) such other services as to which IAC and the Company may agree. In addition, under the services agreement the Company provides IAC informational technology services and such other services as to which IAC and the Company may agree. The services agreement had an initial term of one year from the date of the IPO, and provides for automatic renewals for additional one year periods, subject to IAC’s continued ownership of a majority of the combined voting power of the Company's voting stock.
Employee Matters Agreement
The employee matters agreement covers a wide range of compensation and benefit issues related to the allocation of liabilities associated with: (i) employment or termination of employment, (ii) employee benefit plans and (iii) equity awards. Under the employee matters agreement, the Company's employees participate in IAC’s U.S. health and welfare plans, 401(k) plan and flexible benefits plan and the Company reimburses IAC for the costs of such participation. In the event IAC no longer retains shares representing at least 80% of the aggregate voting power of shares entitled to vote in the election of the Company’s Board of Directors, Match Group will no longer participate in IAC’s employee benefit plans, but will establish its own employee benefit plans that will be substantially similar to the plans sponsored by IAC.
The employee matters agreement also requires the Company to reimburse IAC for the cost of any IAC equity awards held by Match Group’s employees and former employees and that IAC may elect to receive payment either in cash or the Company common stock. With respect to equity awards in the Company's subsidiaries, IAC may require those awards to be settled in either shares of IAC’s common stock or in shares of the Company's common stock and, to the extent shares of IAC common stock are issued in settlement, the Company will reimburse IAC for the cost of those shares by issuing to IAC additional shares of the Company's common stock.
During the year ended December 31, 2016, 1.0 million shares of Company common stock were issued to IAC pursuant to the employee matters agreement; 0.5 million of which were issued as reimbursement for shares of IAC common stock issued in connection with the exercise and settlement of equity awards denominated in shares of a subsidiary of the Company; and 0.5 million of which were issued as reimbursement for shares of IAC common stock issued in connection with the exercise and vesting of IAC equity awards held by Company employees.
IAC Subordinated Loan Facility
Prior to the IPO, the Company entered into an uncommitted subordinated loan facility with IAC (the "IAC Subordinated Loan Facility"), which allows the Company to make one or more requests to IAC to borrow funds from it. If IAC agrees to fulfill any such borrowing request from the Company, such indebtedness will be incurred in accordance with the terms of the IAC Subordinated Loan Facility. Any indebtedness outstanding under the IAC Subordinated Loan Facility will be by its terms subordinated in right of payment to the obligations under the Match Group Credit Agreement and the Match Group Senior Notes, and will bear interest at the applicable rate set forth in the pricing grid in the Match Group Credit Agreement, which rate is based on the Company's consolidated net leverage ratio at the time of borrowing, plus an additional amount to be agreed upon. The IAC Subordinated Loan Facility has a scheduled final maturity date of no earlier than 90 days after the maturity date of the Match Group Credit Facility or the latest maturity date in respect of any class of Term Loans outstanding under the Match Group Credit Agreement. At December 31, 2016, the Company had no indebtedness outstanding under the IAC Subordinated Loan Facility.
Relationship with IAC pre-IPO
For periods prior to the IPO, the Company's consolidated and combined statement of operations includes allocations of general and administrative costs, including stock-based compensation expense, related to IAC's accounting, treasury, legal, tax, corporate support and internal audit functions. These allocations were based on Match Group's revenue as a percentage of IAC's total revenue. Allocated general and administrative costs, inclusive of stock-based compensation expense, were $6.9 million and $6.6 million in the years ended December 31, 2015 and 2014, respectively, and are included in "General and administrative expense" in the accompanying consolidated and combined statement of operations. It is not practicable to determine the actual expenses that would have been incurred for these services had the Company operated as a stand-alone entity. Management considers the allocation method to be reasonable.
The Company and IAC entered into certain arrangements in the ordinary course of business, for: (i) the leasing of office space for certain of our businesses at properties owned by IAC, for which we paid IAC approximately $1.7 million and $1.0 million for the years ended December 31, 2015 and 2014, respectively, and (ii) the subleasing of space in a data center from an IAC subsidiary, for which we paid such IAC subsidiary approximately $1.2 million for each of the years ended December 31, 2015 and 2014, respectively.
The portion of interest income reflected in the consolidated and combined statement of operations that is intercompany in nature was $3.8 million and $2.1 million for the years ended December 31, 2015 and 2014, respectively.
The following summarizes the components of the net (increase)/decrease in IAC's investment in the Match Group prior to the IPO for the years ended December 31, 2015 and 2014:

	December 31,
	2015	2014

Capital contribution from IAC to partially fund the acquisition of PlentyOfFish	$(155,000)	$—
Cash transfers to IAC related to its centrally managed U.S. treasury management function, acquisitions and cash expenses paid by IAC on behalf of Match Group, net	126,275	165,782
Taxes	(57,041)	(54,761)
Interest income (expense), net (a)	3,813	(12,936)
Allocation of general and administrative expense	(6,898)	(6,648)
Net (increase) decrease in IAC's investment in the Match Group	$(88,851)	$91,437
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(a)	Does not include long-term debt, related party.
Dividend to IAC
During the fourth quarter of 2015, the Company made a dividend to IAC in the amount of $1.5 billion, of which $1.0 billion was paid in cash and $445.3 million was assumed in the Match Exchange Offer. See "Note 9—Long-Term Debt" for additional information on this note exchange.